UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 29, 2023
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

500 North Shoreline, Ste. 800, Corpus Christi, Texas, U.S.A.		78401
(U.S. corporate headquarters)		(Zip Code)

1830 – 1030 West Georgia Street Vancouver, British Columbia, Canada		V6E 2Y3
(Canadian corporate headquarters)		(Zip Code)

(Address of principal executive offices)

(361) 888-8235
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure

On March 29, 2023, Uranium Energy Corp. (the “Company” or “UEC”) issued a news release announcing that Scott Melbye, UEC’s Executive Vice President, has been re-elected to serve another term as President of the Uranium Producers of America (“UPA”).

Amir Adnani, President and CEO stated: “We congratulate Scott on his re-election to the position of President of the UPA. His re-election marks his third term as President and is a tribute to his long-standing reputation of excellence and leadership in the uranium industry. UEC’s industry leadership is a result of our team’s dedication to high performance standards associated with the nuclear fuel industry. Their excellence and decades of experience serves the Company well and provides a solid foundation for our future growth and success.”

Scott Melbye, Executive Vice President stated: “I am honored to serve again as UPA President during this exciting time in our industry where so much bipartisan support exists for clean, carbon-free nuclear energy. The key focus of our organization is to continue emphasizing the importance of a revitalized U.S. uranium industry, especially in light of world events with Russia in Ukraine, and Chinese threats to Taiwan. Absent a robust domestic production industry, America’s critical and strategic mineral requirements, including uranium, are increasingly vulnerable to supply disruptions.”

Mr. Melbye continued: “About 20% of U.S. electricity is produced by nuclear energy, yet we are importing almost 60% of our uranium requirements from former Soviet Union countries, including Russia, Kazakhstan and Uzbekistan. The UPA members are all taking major steps through their American operations, investments, and workforces to help reduce that dangerous reliance with the highest standards of health, safety and environmental stewardship.”

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	News Release dated March 29, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: March 29, 2023.	By:	/s/ Pat Obara
Pat Obara, Secretary and
Chief Financial Officer